                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

         THE CRABBE HUSON FUNDS AND THE CRABBE HUSON SPECIAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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August 17, 1998

                             YOUR PROXY IS ENCLOSED

Dear Fellow Shareholder:

    Enclosed is notice of a special meeting of Crabbe Huson Funds shareholders. The meeting is being called for the purpose of voting on the reorganization of each fund into a business trust, managed by Liberty Financial Companies, Inc. and its affiliates. Following the reorganization, your fund will continue to be operated with substantially the same investment policies and objectives. The Board of Trustees of your fund has approved the reorganization and recommends that shareholders vote in its favor.

    The Board has recommended the transaction for several reasons. Liberty Financial is an integrated company that offers its investors a wide array of brand-name financial products, many of which become immediately available to you as a Crabbe Huson Funds shareholder. Liberty Financial maintains a significant presence in the mutual fund industry. The Board of your fund believes that Liberty has the tools necessary to help broaden the distribution of the funds to new investors, translating into new efficiencies, cost savings and economies of scale for the funds" investors.

    At the close of the transaction, the Crabbe Huson Group will become an independent operating subsidiary of Liberty Financial, and will continue to act as investment adviser to the funds. The firm will remain headquartered in Portland, Oregon, where I will serve as president and chief investment officer. My co-founder, Dick Huson, will retire from active involvement in the firm. Dick and I will become substantial holders of stock in Liberty Financial, and a significant portion of the proceeds from the transaction will be invested in Crabbe Huson Funds.

    I encourage you to review the enclosed materials for all the details. You should know that, if approved, the proposed reorganization will not affect the value of your account or result in your paying any sales charge.

    The Board believes this transaction is worthy of your confidence and urges you to vote your proxy IN FAVOR of the funds' reorganization. Please complete the enclosed proxy and return it as soon as possible in the envelope provided. TO ENSURE THAT ALL YOUR VOTES ARE COUNTED, YOU MUST VOTE, SIGN, AND RETURN EACH PROXY CARD YOU RECEIVE.

    If you have any questions regarding the reorganization, you may contact D.F. King & Co., our proxy solicitor, at (800) 848-3374 or our Investor Services

Center at (800) 541-9732. Representatives are available every business day from 6:30 a.m. to 5 p.m., Pacific time.

Best regards,

James E. Crabbe
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            THE CRABBE HUSON SPECIAL FUND, INC. (THE "SPECIAL FUND")
               CRABBE HUSON SMALL CAP FUND (THE "SMALL CAP FUND")
  CRABBE HUSON REAL ESTATE INVESTMENT FUND (THE "REAL ESTATE INVESTMENT FUND")
                  CRABBE HUSON EQUITY FUND (THE "EQUITY FUND")
        CRABBE HUSON ASSET ALLOCATION FUND (THE "ASSET ALLOCATION FUND")
         CRABBE HUSON OREGON TAX-FREE FUND (THE "OREGON TAX-FREE FUND")
                  CRABBE HUSON INCOME FUND (THE "INCOME FUND")
                          (COLLECTIVELY, THE "FUNDS")
                         121 S.W. MORRISON, SUITE 1425
                             PORTLAND, OREGON 97204
                        NOTICE OF JOINT SPECIAL MEETING

    A special meeting of the shareholders of The Crabbe Huson Special Fund, Inc., Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Inc., Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund and Crabbe Huson Income Fund (individually, a "Fund" and, collectively, the "Funds") will be held jointly at 3:00 p.m. Pacific Time, on September 30, 1998 at The Benson Hotel, 309 S.W. Broadway, Portland, Oregon for the following purposes:

    (1) To approve or disapprove an Agreement and Plan of Reorganization for each Fund. Under each Agreement and Plan of Reorganization, (i) all of the assets and liabilities of each Fund would be transferred to a new series of Colonial Trust III, a Massachusetts business trust (the "Trust"); (ii) shareholders of each Fund would receive an equal amount of shares in the corresponding series of the Trust in exchange for their shares of the Fund; and
(iii) each Fund would then be liquidated and dissolved.

    (2) To transact any other business that may properly be presented at the meeting or any adjournment of the meeting.

    All shareholders are invited to attend the meeting. Shareholders of record at the close of business on August 4, 1998, the record date fixed by the Board of Directors of the Special Fund and the Boards of Trustees of the other Funds, are entitled to notice of and to vote at the meeting.

                                 By Order of the Board of Directors
                                 of the Special Fund and the
                                 Board of Trustees of each other Fund

August   , 1998                  Craig P. Stuvland, SECRETARY

                                       1
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                            ------------------------

                             YOUR VOTE IS IMPORTANT
                         PLEASE RETURN YOUR PROXY CARD
                            ------------------------

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. A SHAREHOLDER WHO COMPLETES AND RETURNS THE PROXY AND SUBSEQUENTLY ATTENDS THE MEETING MAY ELECT TO VOTE IN PERSON, SINCE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

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            THE CRABBE HUSON SPECIAL FUND, INC. (THE "SPECIAL FUND")
               CRABBE HUSON SMALL CAP FUND (THE "SMALL CAP FUND")
  CRABBE HUSON REAL ESTATE INVESTMENT FUND (THE "REAL ESTATE INVESTMENT FUND")
                  CRABBE HUSON EQUITY FUND (THE "EQUITY FUND")
        CRABBE HUSON ASSET ALLOCATION FUND (THE "ASSET ALLOCATION FUND")
         CRABBE HUSON OREGON TAX-FREE FUND (THE "OREGON TAX-FREE FUND")
                  CRABBE HUSON INCOME FUND (THE "INCOME FUND")
                          (COLLECTIVELY, THE "FUNDS")
                         121 S.W. MORRISON, SUITE 1425
                             PORTLAND, OREGON 97204
                             JOINT PROXY STATEMENT

    The enclosed proxy is solicited by the Board of Directors of the Special Fund and the Board of Trustees of each of the Small Cap Fund, the Real Estate Investment Fund, the Equity Fund, the Asset Allocation Fund, the Oregon Tax-Free Fund and the Income Fund for use at the joint special meeting of shareholders to be held at The Benson Hotel, 309 S.W. Broadway, Portland, Oregon at 3:00 p.m., Pacific Time, on September 30, 1998 and at any adjournment thereof. The Funds expect to mail this proxy statement and the proxy to shareholders on or about August 17, 1998.

    A holder of record of common stock of the Funds at the close of business on August 4, 1998 (the "Record Date") will be entitled to vote at the joint special meeting in person or by proxy. Shares represented at the meeting by duly executed proxies will be voted in accordance with the instructions contained in such proxies. If no instruction is given with respect to a particular matter, shares will be voted in accordance with the recommendation of the Trustees/Directors. Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Funds, by properly executing a later dated proxy or by attending the meeting and voting in person.

    If you are a shareholder of more than one Fund, you will receive this proxy statement and a separate proxy card for each Fund. Please complete, sign and return all proxy cards promptly in the postage prepaid envelope. In the alternative, you may vote by fax through D.F. King & Co., our proxy solicitor. To vote by fax, complete and sign the proxy card and fax BOTH SIDES to D.F. King at (212) 269-2796. PLEASE VOTE, SIGN AND RETURN EACH

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PROXY CARD YOU RECEIVE TO ENSURE THAT ALL YOUR VOTES ARE COUNTED.

    If you have any questions or would like more information about the matters discussed in this proxy statement, please call our proxy solicitor, D.F. King & Co., toll-free at 1-800-848-3374.

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                            ------------------------

                                  INTRODUCTION

                            ------------------------

The Crabbe Huson Group, Inc. (the "Crabbe Huson Group"), LFC Acquisition Corp. (the "Acquisition Corp."), Liberty Financial Companies, Inc. ("Liberty") and certain shareholders of the Crabbe Huson Group have entered into an agreement, dated as of June 10, 1998 (the "Purchase Agreement"), providing for the sale of substantially all of the assets of the Crabbe Huson Group's mutual fund advisory business to Acquisition Corp. (the "Acquisition"). Under the Purchase Agreement, Acquisition Corp. would be renamed the "The Crabbe Huson Group, Inc." and would continue to provide investment advisory services to each Fund. Various Liberty affiliates would provide the administrative services for each Fund. In addition, the Funds would enter into new agreements with affiliates of Liberty for the provision of distribution, transfer agency and other services.

    The Purchase Agreement contemplates a reorganization of the Funds (the "Reorganization"). The Reorganization would result, in substance, in each Fund becoming a series of Colonial Trust III (the "Trust"), an investment company organized as a Massachusetts business trust.

    At a joint special meeting of the Board of Directors of the Special Fund and the Board of Trustees of the other Funds held on July 17, 1998, the Directors/Trustees of each Fund, including the disinterested Directors/Trustees, unanimously approved the Reorganization and determined to recommend to the shareholders of each Fund that they approve an Agreement and Plan of Reorganization for each Fund (the "Plans").

    This proxy statement seeks the approval or disapproval of the Reorganization by the shareholders of each of the Funds. It is a condition to the obligations of the Crabbe Huson Group, Acquisition Corp. and Liberty to complete the Acquisition (which condition may be waived) that the shareholders of each Fund approve the Reorganization. If shareholder approval of the Reorganization of a Fund is not obtained, the existing investment advisory contracts and distribution plans for that Fund would remain in effect and the current directors/trustees of that Fund would continue to serve until further notice.

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    The Directors/Trustees believe that the new arrangements are in the best interests of the shareholders of the Funds and recommend that the shareholders of each Fund vote "FOR" the Reorganization.

                            ------------------------

                                THE ACQUISITION

                            ------------------------

BACKGROUND

    The Crabbe Huson Group began discussions in the spring of 1998 regarding the sale of the Crabbe Huson Group's investment advisory business, including its mutual fund management business, to Liberty or one of its affiliates. The Crabbe Huson Group's principal goal in considering the possible sale of its investment advisory business was to find a way to focus on its core business of investment management, while assuring that high quality shareholder servicing and other administrative functions were maintained. A secondary goal was to achieve liquidity in order to permit Dick Huson, one of the Crabbe Huson Group's principal shareholders, to withdraw his equity from the Crabbe Huson Group. Discussions culminated in the execution of the Purchase Agreement on June 10, 1998.

    Liberty is a publicly traded, diversified asset management organization headquartered in Boston, Massachusetts. Through its affiliates, it provides fixed, indexed and variable annuities, mutual funds, private wealth management and institutional money management services. At the end of its last fiscal year, it had assets under management in excess of $51 billion. Affiliates of Liberty, including Colonial Management Associates, Inc. ("Colonial"), Stein Roe & Farnham Incorporated and Newport Pacific Management, Inc., act as investment advisors to more than 75 mutual funds.

    The Crabbe Huson Group and Liberty believe that the proposed transaction will result in an allocation of resources between them that should benefit the shareholders of the Funds. Liberty has the size and resources to provide efficient administration, shareholder servicing and legal support to mutual funds, and effective promotion and sales of mutual fund shares. Liberty believes that, by utilizing its management, distribution, compliance and legal resources, it can enhance the quality of shareholder services, introduce operational efficiencies and create an opportunity to achieve economies of scale.

                                       6
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Current primary class shareholders of the Funds will have expanded investment options because they will be allowed to exchange their shares in the New Crabbe Huson Funds for shares of 38 other mutual funds managed by Liberty affiliates at net asset value; that is, without an initial sales charge. The parties to the Purchase Agreement believe that the management and distribution strength of Liberty and its affiliates will allow the the Crabbe Huson Group to concentrate on portfolio management for the Funds, which it will continue to perform following the Acquisition.

SUMMARY OF THE PURCHASE AGREEMENT

    The Purchase Agreement provides that, upon the closing of the Acquisition, the Crabbe Huson Group will transfer to Acquisition Corp. substantially all of its assets, including the ownership of the name "Crabbe Huson." Acquisition Corp. will assume certain of the Crabbe Huson Group's contractual obligations and will pay Crabbe Huson Group a purchase price of $96 million (subject to adjustment in the event of changes in excess of 10 percent in Crabbe Huson's annualized advisory fee revenues between June 10, 1998 and the closing), 10 percent of which is payable in shares of common stock of Liberty and the balance of which is payable in cash. Additional purchase price amounts, up to a maximum of $51.5 million in the aggregate, will be payable to the Crabbe Huson Group if Acquisition Corp. meets certain earnings targets during the five years following closing. Ten percent of any such additional contingent purchase price payments would likewise be payable in shares of Liberty common stock and the balance in cash.

    Acquisition Corp. will enter into an employment contract with James Crabbe and certain other key employees of the Crabbe Huson Group. Mr. Crabbe will agree to remain an employee of Acquisition Corp. for a period of five years. The Purchase Agreement provides that Mr. Crabbe will invest substantial sums in the New Crabbe Huson Funds (or other funds sponsored by Liberty) following closing of the Acquisition, and will maintain the investment for approximately five years following the closing.

    Acquisition Corp. has agreed to implement and fund a transition incentive compensation plan providing for incentive compensation to employees of Acquisition Corp. of up to a maximum of $12.5 million in the aggregate, based on Acquisition Corp.'s earnings during the five years following closing. The closing of the Acquisition is presently scheduled for September 30, 1998

                                       7
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(immediately following the conclusion of the joint special shareholders meeting)
subject to satisfaction of conditions to closing that include, among other things, the execution of an employment agreement with Mr. Crabbe. The Purchase Agreement may be terminated at any time prior to the closing by the mutual written consent of the parties, or if the conditions to closing have not been satisfied or waived by December 31, 1998.

    Liberty has agreed to bear the cost of preparing, printing and mailing the proxy materials for the meeting of the shareholders of the Funds.

COMPLIANCE WITH SECTION 15(f) OF THE INVESTMENT COMPANY ACT OF 1940

    Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") provides that an investment adviser to a registered investment company may receive any amount or benefit in connection with a sale of an interest in such adviser which results in an assignment of an investment advisory contract if two conditions are satisfied. The first condition is that, for a period of three years after such assignment, at least 75% of the board of directors of the investment company not be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor. The second condition is that no "unfair burden" be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or undertakings applicable thereto. An "unfair burden" on an investment company exists if, during the two-year period after any such transaction occurs, the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation from any person in connection with the purchase or sale of securities or other property from or on behalf of the investment company, or from the investment company or its shareholders, other than for bona fide underwriting, investment advisory or other services.

    Acquisition Corp. has agreed to assure, to the extent within its control, that both conditions of Section 15(f) are satisfied. The current Board of Trustees of the Trust consists of nine individuals, none of whom are "interested persons" of the Crabbe Huson Group and one of whom is an interested person of Acquisition Corp. The Board of Trustees of the Trust has nominated four additional persons to the Board of Trustees, subject to the approval of the existing shareholders of the Trust. None of the additional nominees are

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interested persons of the Crabbe Huson Group and one of the additional nominees is an interested person of Acquisition Corp.

                            ------------------------

                               THE REORGANIZATION

                            ------------------------

PROCEDURE FOR REORGANIZATION

    If approved by the shareholders of the Funds, the Reorganization of the Special Fund, the Real Estate Investment Fund, the Oregon Tax-Free Fund and the Income Fund will occur as follows:

    - The Special Fund, the Real Estate Investment Fund, the Oregon Tax-Free Fund and the Income Fund will transfer all of their portfolio securities and other assets to the New Crabbe Huson Funds.

    - The New Crabbe Huson Funds, in exchange for those Funds' assets, will assume all the liabilities of those Funds.

    - The New Crabbe Huson Funds will issue to each such Fund a number of full and fractional Class A shares of beneficial interest in the corresponding series of the New Crabbe Huson Funds equal to the number of shares of that Fund then outstanding.

    - Each such Fund will distribute to its shareholders a number of full and fractional Class A shares of the corresponding series of the New Crabbe Huson Funds equal to the number of full and fractional Fund shares held by that shareholder.

    - Each such Fund will dissolve and terminate.

    If approved by the shareholders of the Funds, the Reorganization of the Equity Fund, the Small Cap Fund and the Asset Allocation Fund will occur as follows:

    - The Equity Fund, the Small Cap Fund and the Asset Allocation Fund will transfer all of their portfolio securities and other assets to the New Crabbe Huson Funds.

    - The New Crabbe Huson Funds, in exchange for those Funds' assets, will assume all the liabilities of those Funds.

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    - The New Crabbe Huson Funds will issue to each such Fund (a) a number of full and fractional Class A shares of beneficial interest in the corresponding series of the New Crabbe Huson Funds equal to the number of shares of the primary class of that Fund then outstanding, and (b) a number of full and fractional Class I shares of beneficial interest in the corresponding series of the New Crabbe Huson Funds equal to the number of shares of the institutional class of that Fund then outstanding.

    - Each such Fund will distribute to its primary class shareholders a number of full and fractional Class A shares of the corresponding series of the New Crabbe Huson Funds equal to the number of full and fractional Fund shares held by that shareholder.

    - Each such Fund will distribute to its institutional class shareholders a number of full and fractional Class I shares of the corresponding series of the New Crabbe Huson Funds equal to the number of full and fractional Fund shares held by that shareholder.

    - Each such Fund will dissolve and terminate.

    On consummation of the Reorganization, an open account will be established on the records of the New Crabbe Huson Funds in the name of each shareholder of the Funds representing a number of Class A shares or Class I shares, respectively, of the series of the New Crabbe Huson Funds equal to the number of shares of the corresponding series of the Fund owned of record by the shareholder at the closing date. Certificates representing the New Crabbe Huson Fund shares will not be physically issued.

    As promptly as practicable after the consummation of the Reorganization, the Funds will be terminated pursuant to the laws of the State of Delaware or Oregon, as applicable, and after the closing date, the Funds will not conduct any business except in connection with their liquidation. The Funds have been advised by Liberty that, following the Reorganization, the Trust will offer shares of all of the New Crabbe Huson Funds to new investors. New investors in the New Crabbe Huson Funds (other than the Income Fund) will have the choice of three classes of shares, as follows:

    - CLASS A SHARES will be offered at net asset value plus an initial sales charge of up to 5.75% (for the Special Fund, Small Cap Fund, Real Estate Investment Fund and Equity Fund) and up to 4.75% (for the Asset Allocation Fund and the Oregon Tax-Free Fund) of the offering

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      price. Purchases of $1 million to $5 million will not be subject to an initial sales charge, but will be subject to a 1% contingent deferred sales charge on redemptions within 18 months. Class A shares will be subject to a service fee of 0.25% per annum of average net assets.

    - CLASS B SHARES will be offered at net asset value, without an initial sales charge, subject to a distribution fee of 0.75% per annum of average net assets for eight years (at which time the shares will convert automatically to Class A shares), a service fee of 0.25% per annum of average net assets, and a contingent deferred sales charge if redeemed within six years after purchase. The amount of the contingent deferred sales charge of the redemption price is 5% if the shares are redeemed in the first year after their purchase and declines to zero after the sixth year.

    - CLASS C SHARES will be offered at net asset value, without an initial sales charge, subject to a distribution fee of 0.75% per annum of average net assets, a service fee of 0.25% per annum of average net assets, and a 1% contingent deferred sales charge if redeemed within one year of purchase.

    The Class A shares that will be issued to the shareholders of the Funds pursuant to the Reorganization will be subject to an asset-based service fee of up to 0.25% per annum, but shares held by such shareholders will not be subject to any sales charge, either upon issuance or on redemption. Dividends and distributions payable on Class A shares to those shareholders of the Funds who elect to have such dividends and distributions reinvested would be reinvested without sales charge in additional Class A shares. The Fund shareholders will be permitted, so long as they were primary class Fund shareholders on the date of the Reorganization and remain Class A shareholders of the New Crabbe Huson Funds, to purchase additional Class A shares of any of the New Crabbe Huson Funds (other than the Income Fund) at net asset value without a sales charge.

    Class I shares of the Small Cap Fund, the Equity Fund, the Income Fund and the Asset Allocation Fund will be offered to new investors at net asset value, without an initial sales charge or a service or distribution fee. The minimum investment in Class I shares will be $1,000,000. Additional investments in Class I shares must be in amounts of at least $15,000.

    The Class I shares of the New Crabbe Huson Funds that will be issued to the shareholders of the institutional classes of the Equity Fund, the Small Cap

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Fund and the Asset Allocation Fund will not be subject to any asset-based service or distribution fee and will not be subject to any sales charge, either upon issuance or on redemption. Dividends and distributions payable on Class I shares to those shareholders of the Funds who elect to have such dividends and distributions reinvested would be reinvested without sales charge in additional Class I shares. The Fund shareholders will be permitted, so long as they were institutional class Fund shareholders on the date of the Reorganization and remain Class I shareholders of the New Crabbe Huson Funds, to exchange their Class I shares for other Class I shares issued by the other New Crabbe Huson Funds. They will not be permitted to exchange their Class I shares for Class A shares in the New Crabbe Huson Funds or for shares in other funds managed by Liberty affiliates.

    After shareholder approval of the Reorganization but prior to the issuance of the Class A and Class I shares of the New Crabbe Huson Funds to the shareholders of the Funds, one Class A share of each New Crabbe Huson Fund and one Class I share of the New Crabbe Huson Equity, Small Cap and Asset Allocation Funds will be issued to the corresponding Fund. As the sole Class A or Class I shareholder of the New Crabbe Huson Funds, the corresponding Fund will approve such New Crabbe Huson Fund's Investment Management Agreement with Acquisition Corp. (see APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT below) and will elect the current Trustees of the Trust as Trustees of the New Crabbe Huson Funds. If the Plans are approved by shareholders, it is expected that the Reorganization will be made effective at 4:00 p.m., Boston time, on or about October 16, 1998 or at such later time and date as the parties may mutually agree (the "Closing Date"). At any time before the Reorganization is effective, the Trust and the Funds may agree to terminate the Reorganization, and, if the Reorganization has not been made effective by December 31, 1998, the Plans will automatically terminate on that date unless a later date is agreed to by both the Trust and the Funds.

    The form of the Plans is attached as Exhibit A.

REASONS FOR REORGANIZATION

    The following factors were among those considered by the Boards of Trustees/Directors in approving the proposed Reorganization:

    - The investment management services which have produced the Funds' performance to date will be continued following the Reorganization.

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    - Shareholders of primary class shares of the Funds will have exchange privileges, without initial or deferred sales charges, into 38 other open-end Colonial Funds covering a broad range of investment objectives and policies.

    - Colonial's wholesaling and marketing capabilities should increase the potential for growth of the New Crabbe Huson Funds, enabling the New Crabbe Huson Funds to enjoy the possibility of economies of scale resulting from the spreading of their fixed costs and expenses over a larger asset base. The New Crabbe Huson Funds will be marketed alongside the other Colonial funds through more than 25,000 investment executives associated with broker-dealers with whom the Colonial funds distributor has selling agreements and approximately 180 investment executives employed by the bank group of Liberty Securities Corporation, a subsidiary of Liberty.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

    By voting in favor of the Plans, shareholders of the Funds will be authorizing each Fund, as sole shareholder of the corresponding series of the New Crabbe Huson Funds prior to the Reorganization, to vote such shares of the New Crabbe Huson Fund in favor of approval of an Investment Management Agreement with Acquisition Corp. for such series of the New Crabbe Huson Funds. The form of new Investment Management Agreement is attached as Exhibit B.

    Under these agreements, the Acquisition Corp. will provide a number of administrative functions to the New Crabbe Huson Funds that are currently provided to the Funds by outside vendors. As compensation for the additional services, 0.05 percent per annum will be added to the investment management fee rate.

    While the new Investment Management Agreements are different in form and shorter than the existing investment management agreements between the Funds, they are substantially the same in effect. The existing investment management agreements make provision for the allocation of expenses and fees among the Funds. Since a separate Investment Management Agreement will be entered into with each of the New Crabbe Huson Funds, the new Investment Management Agreements do not contain such a provision. The existing investment management agreements contain an indemnity by the Funds in favor of the Crabbe Huson Group. No such indemnity inures to the

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benefit of Acquisition Corp. under the new Investment Management Agreements.
There are also changes reflecting matters such as the name, organizational form, and address of the parties, the date and periods of the agreement, and other non-material changes. The initial term of the new Investment Advisory Agreements would be for two years following the closing of the Reorganization, and from year to year thereafter if renewed in accordance with Section 15 of the 1940 Act.

    Colonial and Acquisition Corp. have agreed to waive collection of management, administrative and transfer agency fees payable by the New Crabbe Huson Funds during the two years following the approval of the Investment Management Agreements so that the total operating expenses of each New Crabbe Huson Fund, as a percentage of net assets of such New Crabbe Huson Fund (not including service and distribution fees imposed under Rule 12b-1), do not exceed the total annualized operating expenses of the corresponding series of the Funds for the six month period ending April 30, 1998.

    The following table reflects the anticipated effect of the Reorganization on the operating expenses of the Funds, based on their expenses for the six months ended April 30, 1998 and giving effect to the fee waiver agreements referred to above. The Funds' expenses for the full year ended October 31, 1998 may be different.

COMPARATIVE FEE AND EXPENSE TABLE FOR THE FUNDS
  (FOR THE SEMI-ANNUAL PERIOD ENDED APRIL 30, 1998, ANNUALIZED AND UNAUDITED)

ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                         CRABBE HUSON EXPENSE ANALYSIS

                                  INCOME FUND

                                                   CURRENT      PROPOSED    DIFFERENCE
                                                -------------  -----------  -----------
Average Assets @4/30/98                             3,816,978
Adviser's Fee (a)
  First $100 million                                    0.75%        0.80%       0.05%
  Next $400 million                                     0.60%        0.65%       0.05%
  Over $500 million                                     0.50%        0.55%       0.05%
12b-1 Fees                                              0.25%        0.20%      (0.05%)
Administration Fee (a)                                  0.04%        0.00%      (0.04%)
Transfer Agent Fees                                     0.57%        0.17%      (0.40%)
Accounting and Custody Fees (b)                         0.33%        0.76%       0.43%
Total Other                                             0.51%        0.63%       0.12%
Total Expenses                                          2.45%        2.56%      0.167%
Total Fund Operating Expense (after
 reimbursement or waiver)                               0.80%        0.80%       0.00%

                              OREGON TAX-FREE FUND

                                                   CURRENT      PROPOSED    DIFFERENCE
                                                -------------  -----------  -----------
Average Assets @4/30/98                            28,412,599
Adviser's Fee (a)
  First $100 million                                    0.50%        0.55%       0.05%
  Next $400 million                                     0.45%        0.50%       0.05%
  Over $500 million                                     0.40%        0.45%       0.05%
12b-1 Fees                                              0.25%        0.25%       0.00%
Administration Fee (a)                                  0.04%        0.00%      (0.04%)
Transfer Agent Fees                                     0.11%        0.13%       0.02%
Accounting and Custody Fees                             0.11%        0.11%       0.00%
Total Other                                             0.08%        0.09%       0.01%
Total Expenses                                          1.09%        1.13%       0.04%
Total Fund Operating Expense (after
 reimbursement or waiver)                               0.98%        0.98%       0.00%

                                  SPECIAL FUND

                                                   CURRENT      PROPOSED    DIFFERENCE
                                                -------------  -----------  -----------
Average Assets @4/30/98                           328,848,798
Adviser's Fee (a)
  First $100 million                                    1.00%        1.05%       0.05%
  Next $400 million                                     0.85%        0.90%       0.05%
  Over $500 million                                     0.60%        0.65%       0.05%
12b-1 Fees                                              0.25%        0.25%       0.00%
Administration Fee (a)                                  0.04%        0.00%      (0.04%)
Transfer Agent Fees                                     0.18%        0.24%       0.06%
Accounting and Custody Fees                             0.04%        0.04%       0.00%
Total Other                                             0.34%        0.23%      (0.11%)
Total Expenses                                          1.75%        1.66%      (0.09%)
Total Fund Operating Expense (after
 reimbursement or waiver)                               1.50%        1.50%       0.00%

                             ASSET ALLOCATION FUND

                                       PRIMARY CLASS                      INSTITUTIONAL CLASS
                            ------------------------------------  ------------------------------------
                             CURRENT     PROPOSED    DIFFERENCE    CURRENT     PROPOSED    DIFFERENCE
                            ----------  -----------  -----------  ----------  -----------  -----------
Average Assets @4/30/98     95,031,109                            33,399,117
Adviser's Fee (a)
  First $100 million             1.00%       1.05%        0.05%        1.00%       1.05%        0.05%
  Next $400 million              0.85%       0.90%        0.05%        0.85%       0.90%        0.05%
  Over $500 million              0.60%       0.65%        0.05%        0.60%       0.65%        0.05%
12b-1 Fees                       0.25%       0.25%        0.00%        0.00%       0.00%        0.00%
Administration Fee (a)           0.04%       0.00%       (0.04%)       0.04%       0.00%       (0.04%)
Transfer Agent Fees              0.07%       0.24%        0.17%        0.06%       0.00%       (0.06%)
Accounting and Custody
 Fees                            0.07%       0.07%        0.00%        0.07%       0.07%        0.00%
Total Other                      0.10%       0.13%        0.03%        0.09%       0.11%        0.02%
Total Expenses                   1.51%       1.71%        0.20%        1.23%       1.20%       (0.03%)
Total Fund Operating
 Expense (after
 reimbursement or waiver)        1.38%       1.38%        0.00%        1.00%       1.00%        0.00%

                                  EQUITY FUND

                                       PRIMARY CLASS                      INSTITUTIONAL CLASS
                            ------------------------------------  ------------------------------------
                             CURRENT     PROPOSED    DIFFERENCE    CURRENT     PROPOSED    DIFFERENCE
                            ----------  -----------  -----------  ----------  -----------  -----------
Average Assets @4/30/98     384,299,008                           28,260,599
Adviser's Fee (a)
  First $100 million             1.00%       1.05%        0.05%        1.00%       1.05%        0.05%
  Next $400 million              0.85%       0.90%        0.05%        0.85%       0.90%        0.05%
  Over $500 million              0.60%       0.85%        0.25%        0.60%       0.65%        0.05%
12b-1 Fees                       0.25%       0.25%        0.00%        0.00%       0.00%        0.00%
Administration Fee (a)           0.04%       0.00%       (0.04%)       0.04%       0.00%       (0.04%)
Transfer Agent Fees              0.07%       0.24%        0.17%        0.06%       0.00%       (0.06%)
Accounting and Custody
 Fees                            0.04%       0.04%        0.00%        0.04%       0.04%        0.00%
Total Other                      0.09%       0.06%       (0.03%)       0.09%       0.06%       (0.03%)
Total Expenses                   1.38%       1.47%        0.09%        1.13%       1.04%       (0.09%)
Total Fund Operating
 Expense (after
 reimbursement or waiver)        1.36%       1.36%        0.00%        1.00%       1.00%        0.00%

                          REAL ESTATE INVESTMENT FUND

                                                   CURRENT      PROPOSED    DIFFERENCE
                                                -------------  -----------  -----------
Average Assets @4/30/98                            30,821,780
Adviser's Fee (a)
  First $100 million                                    1.00%        1.05%       0.05%
  Next $400 million                                     0.85%        0.90%       0.05%
  Over $500 million                                     0.60%        0.65%       0.05%
12b-1 Fees                                              0.25%        0.25%       0.00%
Administration Fee (a)                                  0.05%        0.00%      (0.05%)
Transfer Agent Fees                                     0.11%        0.24%       0.13%
Accounting and Custody Fees (b)                         0.08%        0.12%       0.04%
Total Other                                             0.24%        0.17%      (0.07%)
Total Expenses                                          1.73%        1.83%       0.10%
Total Fund Operating Expense (after
 reimbursement or waiver)                               1.50%        1.50%       0.00%

                                 SMALL CAP FUND

                                       PRIMARY CLASS                      INSTITUTIONAL CLASS
                            ------------------------------------  ------------------------------------
                             CURRENT     PROPOSED    DIFFERENCE    CURRENT     PROPOSED    DIFFERENCE
                            ----------  -----------  -----------  ----------  -----------  -----------
Average Assets @4/30/98     38,881,666                            93,233,078
Adviser's Fee (a)
  First $100 million             1.00%       1.05%        0.05%        1.00%       1.05%        0.05%
  Next $400 million              0.85%       0.90%        0.05%        0.85%       0.90%        0.05%
  Over $500 million              0.60%       0.85%        0.25%        0.60%       0.65%        0.05%
12b-1 Fees                       0.25%       0.25%        0.00%        0.00%       0.00%        0.00%
Administration Fee (a)           0.04%       0.00%       (0.04%)       0.04%       0.00%       (0.04%)
Transfer Agent Fees              0.12%       0.24%        0.12%        0.02%       0.00%       (0.02%)
Accounting and Custody
 Fees                            0.04%       0.05%        0.01%        0.04%       0.05%        0.01%
Total Other                      0.17%       0.08%       (0.09%)       0.07%       0.03%       (0.04%)
Total Expenses                   1.59%       1.60%        0.01%        1.14%       1.09%       (0.05%)
Total Fund Operating
 Expense (after
 reimbursement or waiver)        1.50%       1.50%        0.00%        1.00%       1.00%        0.00%

    (a) Under the proposed fee and expense structure, the New Crabbe Huson Funds' administration fee is included in the adviser's fee. Thus, under the proposed fee structure, the adviser's fee is increased by 0.05% and there is no administration fee.

    (b) The accounting and custody expenses will be increased primarily because of the size of the Fund. The proposed fee structure incorporates a $27,000 minimum pricing and bookkeeping fee per New Crabbe Huson Fund.

    The purpose of the table is to assist shareholders in understanding the various costs and expenses associated with an investment in shares of the New Crabbe Huson Funds. The example above should not be considered a representation of past or future expenses of the Funds or the New Crabbe Huson Funds. Actual expenses may vary from year to year and may be higher or lower than those shown above.

    It is anticipated that the Acquisition will be completed on September 30, 1998, approximately two weeks prior to the scheduled closing date for the Reorganization. Upon completion of the Acquisition, the current investment management agreement between the Funds and the Crabbe Huson Group may terminate by its express terms and as required by Section 15(a) of the 1940 Act. If the Acquisition is completed as anticipated, the Funds will enter into an interim investment management agreement with Acquisition Corp. with the same terms and in the same form as the proposed investment management agreement between Acquisition Corp. and the New Crabbe Huson Funds (except that such interim agreement would terminate upon completion of the Reorganization). By voting in favor of the Plans, shareholders of the Funds will be approving such interim investment management agreement.

    If it is determined at the special shareholders meeting that insufficient votes are present in person or by proxy to either approve or disapprove the Reorganization, the parties may elect to complete the Acquisition and adjourn the meeting to a later date. In such event, the Funds would enter into an interim management agreement as described above. Section 15(a) of the 1940 Act requires all investment advisory agreements between a registered investment company and its investment adviser to be approved by a vote of a majority of the outstanding securities of such registered investment company. The parties intend to apply for an order from the Securities and Exchange Commission exempting the interim management agreement from the shareholder approval requirements of
Section 15(a). If such order is not issued, the closing of the Acquisition would be delayed until the required shareholder approvals were obtained.

OTHER AGREEMENTS

    The New Crabbe Huson Funds will enter into a pricing and bookkeeping agreement with Colonial, a distributor's contract with Liberty Funds Distributor, Inc., another subsidiary of Liberty, and a transfer agency agreement with Colonial Investors Service Center, Inc., also a subsidiary of Liberty, in each case on terms and conditions and in form approved by the Board of Trustees of the Trust.

    The fee payable to Colonial Investors Service Center, Inc. under the transfer agency agreement will be at the annual rate of 0.23% of the average daily net assets of the Class A shares of the Special, Small Cap, Real Estate Investment and Equity Funds, and 0.17% of the average daily net assets of the Class A shares of the Asset Allocation, Oregon Tax-Free and Income Funds. Administration and transfer agency fees are subject to waiver as described in APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS above.

    The distributor's contract with Liberty Funds Distributor, Inc. will contain a 12b-1 plan providing for the payment by the New Crabbe Huson Funds of annual, asset-based service and distribution fees. The amount of the fee payable annually with respect to the Class A shares to be received by Fund shareholders will be 0.25% of average daily net assets. The continuance of the 12b-1 plan must be approved annually by the trustees of the Trust, including a majority of the disinterested trustees.

    The Funds currently maintain a 12b-1 plan that is substantially similar to the 12b-1 plan for the Class A shares of the New Crabbe Huson Funds. Both 12b-1 plans assess an annual fee of 0.25% of average daily net assets. The Funds' current 12b-1 plan provides that fees paid may be used to reimburse the distributor for actual expenses incurred in providing shareholder services. Fees in excess of actual expenses may not be assessed. The 12b-1 plan for the Class A shares of the New Crabbe Huson Funds will provide that if fees exceed the actual expenses, they may be retained by the distributor as additional compensation.

COMPARISON OF EXISTING FUNDS AND NEW CRABBE HUSON FUNDS

    The Trust has been established under Massachusetts law as a trust with transferable shares of beneficial interest, commonly known as a Massachusetts business trust, pursuant to a Declaration of Trust (the "Colonial Declaration of Trust"). All of the Funds other than the Special Fund are series of a trust established under Delaware law pursuant to a Declaration of Trust (the "Crabbe Huson Declaration of Trust"). The Special Fund is a corporation organized under Oregon law.

    Certain differences between the Colonial Declaration of Trust, the Crabbe Huson Declaration of Trust and the articles and bylaws of the Special Fund are described below. These differences should not have any significant effect on the management or operations of the Funds. The operations of the New Crabbe Huson Funds would continue to be subject to the provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission thereunder. Subject to the provisions of the applicable declaration of trust, the business of the Funds (other than the Special Fund) is, and the business of the New Crabbe Huson Funds will be, managed by a Board of Trustees who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers and fiduciary duties of the trustees are and will be substantially the same as those of the Directors of the Special Fund.

    Beneficial interests in the Funds (other than the Special Fund) are, and beneficial interests in the New Crabbe Huson Funds will be, represented by transferable shares without par value. The Colonial Declaration of Trust and the Crabbe Huson Declaration of Trust permit the trustees to create an unlimited number of series and classes and, with respect to each series or class, to issue an unlimited number of shares. Each share of each series represents an equal proportionate interest in the trust with each other, none having priority or preference over another. As an Oregon business corporation, the Special Fund is authorized to issue only the number of shares specified in its Articles of Incorporation, which may be amended by shareholder approval.

    The Colonial Declaration of Trust and the Crabbe Huson Declaration of Trust provide that shareholders shall have power to vote only on the following matters: (i) the election of trustees; (ii) the approval of any contract for investment advisory or management services; (iii) the termination of the trust;
(iv) any sale, lease or exchange of all or substantially all of the property and assets of the trust or any merger or consolidation of the trust with any other trust or corporation; (v) an amendment of the declaration of trust; (vi) to the same extent as the shareholders of a business corporation as to whether or not a court action, proceeding or claim should not be brought or maintained as a derivative or as a class action on behalf of the trust or its shareholders; and
(vii) with respect to such additional matters relating to the trust as may be required by the applicable declaration of trust, any bylaws adopted by the trustees or any registration statement of the trust filed with the Securities and Exchange Commission (or any successor agency) or any state, or as the trustees may consider necessary or desirable. Shareholders of the Special Fund have the right to vote on any matter properly submitted to the shareholders for a vote.

    The Funds operate, and the New Crabbe Huson Funds will operate, as a diversified open-end investment company registered with the Securities and Exchange Commission under the 1940 Act (except for the Oregon Tax-Free Fund, which is and will be a non-diversified investment company). Shareholders of the Funds therefore have, and shareholders of the New Crabbe Huson Funds will have, the power to vote at special meetings for, among other things, changes in fundamental investment policies and restrictions of the funds; ratification of the selection by the board of trustees of the auditors for the funds; and such additional matters as may be required by law. If, at any time, less than a majority of the directors/trustees holding office have been elected by shareholders, the directors/trustees then in office are required, under the 1940 Act, to call a shareholders' meeting for the purpose of electing new directors/trustees.

    Directors/trustees of the Funds may be removed by a vote of a majority of the Funds' outstanding shares. Trustees of the New Crabbe Huson Funds may be removed by a vote of two-thirds of the Trust's outstanding shares.

    Like shares of the Special Fund, each whole share of the New Crabbe Huson Funds will be entitled to one vote, with each fraction being entitled to a proportionate fractional vote. Under the Crabbe Huson Declaration of Trust, each share of the Funds (other than the Special Fund) are entitled to one vote for each dollar of net asset value attributable to that share, with each fraction of a dollar being entitled to a proportionate fractional vote. The Funds do not permit, and the New Crabbe Huson Funds will not permit, cumulative voting for directors/trustees.

    Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Colonial Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Colonial Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the trust itself was unable to meet its obligations. Under Delaware law and the Crabbe Huson Declaration of Trust, and under Oregon law and the Special Fund's articles and bylaws, the Funds' shareholders currently have no personal liability for its acts or obligations, except to the extent of any improper dividend payments received by them.

    The Colonial Declaration of Trust contains substantially the same provisions regarding indemnification of Trustees and officers as are presently provided to trustees/directors and officers of the Funds under the Crabbe Huson Declaration of Trust and Delaware and Oregon law.

    Shareholders of the Funds may obtain copies of the Colonial Declaration of Trust, the Crabbe Huson Declaration of Trust and the articles and bylaws of the Special Fund without charge on written request to the Secretary of the Funds.

CHANGE IN FUNDAMENTAL INVESTMENT POLICIES.

    The Funds have been advised by Liberty that following the Reorganization, each series of the New Crabbe Huson Funds will continue to operate with substantially the same investment objectives as the corresponding series of the existing Funds. However, only those investment policies of the New Crabbe Huson Funds that are required by the 1940 Act to be fundamental (i.e., changeable only with shareholder approval) will be designated as fundamental. All of the other policies of the New Crabbe Huson Funds will be classified as non-fundamental. Following the Reorganization, the non-fundamental policies of the New Crabbe Huson Funds and the investment objectives of the New Crabbe Huson Funds may be changed with the approval of the Trustees of the Trust, and with notice to the shareholders of the New Crabbe Huson Funds, but no shareholder approval will be required. The investment policies (fundamental and non-fundamental) of the New Crabbe Huson Funds are set forth in Exhibit C.

FEDERAL TAX CONSEQUENCES

    It is anticipated that the Reorganization will be tax-free for federal tax purposes. It is a condition to the consummation of the Reorganization that the Funds and the Trust receive an opinion of Ropes & Gray substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by any Fund upon the transfer of its assets to the corresponding New Crabbe Huson Fund in exchange for shares of such New Crabbe Huson Fund and the assumption by such New Crabbe Huson Fund of the liabilities of the Fund; (ii) the basis in the hands of the New Crabbe Huson Fund of the assets of the Fund transferred to the corresponding New Crabbe Huson Fund will be the same as the basis of such assets in the hands of the corresponding Fund immediately prior to the transfer; (iii) the holding periods of the assets of any Fund in the hands of the corresponding New Crabbe Huson Fund will include the periods during which such assets were held by the Fund; (iv) no gain or loss will be recognized by any New Crabbe Huson Fund upon the receipt of the assets of the corresponding Fund in exchange for shares of such New Crabbe Huson Fund and the assumption by the New Crabbe Huson Fund of the liabilities of the corresponding Fund; (v) no gain or loss will be recognized by the shareholders of any Fund upon the exchange of their shares in such Fund for shares of the corresponding New Crabbe Huson Fund; (vi) the basis of the shares a Fund shareholder will receive in connection with the transaction will be the same as the basis of his or her Fund shares exchanged therefor; and (vii) a Fund shareholder's holding period in the corresponding New Crabbe Huson Fund shares will be determined by including the holding period for which he or she held the Fund shares exchanged therefor, provided that the shares he or she held in such Fund were capital assets.

WAIVER OF INVESTMENT RESTRICTIONS

    The Funds have a fundamental investment restriction, which may not be changed without shareholder approval, under which it may not own more than 10% of the outstanding voting securities of any one issuer. Such restriction would prohibit the purchase by the Funds of the initial shares of the New Crabbe Huson Funds, which is necessary to complete the Reorganization (see PROCEDURES FOR REORGANIZATION above). Accordingly, a vote for the Reorganization will be deemed also a vote to waive the above-described restriction and authorize the Funds to acquire all of the voting shares of the New Crabbe Huson Funds to the extent (and only to the extent) necessary to carry out the

Reorganization. The waiver of the investment restriction will be effective only for the purpose of completing the Reorganization and will have no effect thereafter.

DISSENTER'S RIGHTS

    The staff of the Securities and Exchange Commission has taken the position in Investment Company Act Release 8752 (April 10, 1975) that adherence to appraisal rights statutes such as that of Oregon by registered investment companies issuing redeemable securities would constitute a violation of Rule 22c-1 under the 1940 Act. Rule 22c-1 precludes open-end investment companies from redeeming securities otherwise than at a price based upon the net asset value next computed after receipt of a tender of such security for redemption. In this connection, the staff has also taken the position in Release No. 8752 that pursuant to Section 50 of the 1940 Act, Rule 22c-1 supersedes appraisal right statutes. While the Funds are not aware of any judicial decision which has dealt with this issue, they intend to adhere to the position of the staff of the Securities and Exchange Commission and will not honor the request of any shareholder of the Special Fund for appraisal rights.

BOARD OF TRUSTEES

    The current Board of Trustees of the Trust is comprised of Robert J. Birnbaum, Tom Bleasdale, Lora S. Collins, James E. Grinnell, Richard W. Lowry, William E. Mayer, James L. Moody, John J. Neuhauser, and Robert L. Sullivan. Their backgrounds and qualifications are described in Exhibit D. The Board of Trustees of the Trust has nominated four additional persons to the Board of Trustees, subject to approval of the current shareholders of the Trust.

THE TRUST'S AUDITORS

    The Trust has selected KPMG Peat Marwick as its independent auditors, who would be responsible for the audit of the New Crabbe Huson Funds.

                            ------------------------

                                 OTHER MATTERS

                            ------------------------

    The Board of Directors of the Special Fund and the Board of Trustees of the other Funds know of no other business to be brought before the meeting.

However, if any other matters properly come before the meeting, it is the intention of the Boards of Trustees/Directors that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

                            ------------------------

                             SHAREHOLDER PROPOSALS

                            ------------------------

    Neither the Trust nor the Funds are required to hold annual shareholder meetings. Proposals of shareholders which are intended to be presented at future special meetings of the shareholders of the Trust (or, if the Reorganization is not consummated, of the Funds) must be received by the Secretary of the Trust (or the Funds) a reasonable time prior to the solicitation of proxies relating to such future meeting.

                            ------------------------

                                 ANNUAL REPORTS

                            ------------------------

    The Funds' annual report to shareholders for its fiscal year ended October 31, 1997, and its semi-annual report for the period ended April 30, 1998 containing financial statements for the Funds' fiscal year and semi-annual period then ended, have been mailed to shareholders. Any shareholder who desires an additional copy may obtain it upon request by writing to the Funds or calling 1-800-638-3148.

                            ------------------------

                            VOTING AND SOLICITATION

                            ------------------------

VOTING, QUORUM

    Each share of the Special Fund is entitled to one vote on each matter submitted to a vote of the shareholders of that Fund at the meeting. Shareholders of the other Funds shall be entitled to one vote for each dollar of net asset value standing in the name of the shareholder on the books of the applicable Fund on the record date. Shareholders of each Fund vote as a separate class.

    Approval of the Reorganization by the Special Fund requires the affirmative vote of two-thirds of the shares of the Special Fund outstanding on the record date. Approval of the Reorganization by the other Funds requires the affirmative vote of the lesser of (i) 67% or more of the shares of each Fund present in person at the meeting or represented by proxy, if holders of more than 50% of the shares of such Fund outstanding on the record date are present, in person or by proxy, or (ii) 50% of the outstanding shares of each Fund on the record date.

    A quorum for the transaction of business is constituted with respect to each Fund by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of that Fund entitled to vote at the meeting. If, by the time scheduled for the meeting, a quorum of shareholders of each Fund is not present or if a quorum of such Fund's shareholders is present but sufficient votes in favor of the proposal described in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies from shareholders of the Funds. Any such adjournment will require the affirmative vote of a majority of the shares of each Fund, present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Funds' shareholders. The meeting may be adjourned without further notice, to a date not more than 120 days after the original record date.

    In tallying shareholder votes, abstentions and broker non-votes (i.e. proxies sent in by brokers and other nominees which cannot be voted because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will be considered to be both present and issued and outstanding. Abstentions and broker non-votes will, however, be considered to be votes against the Reorganization.

    If the accompanying form or forms of proxy are properly executed and returned in time to be voted at the meeting, the shares convened thereby will be voted in accordance with the instructions thereon by the shareholder. Executed proxies that are unmarked will be voted for each proposal submitted to a vote of the shareholders. Any proxy may be revoked at any time prior to its exercise by providing written notice of revocation to the Funds, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

SOLICITATION OF PROXIES

    In addition to the solicitation of proxies by mail or expedited delivery service, the Trustees/Directors of the Funds and employees and agents of the Crabbe Huson Group may solicit proxies in person or by telephone. The Funds will request each bank or broker holding shares for others in its name or custody, or in the names of one or more nominees, to forward copies of the proxy materials to the persons for whom it holds such shares and to request authorization to execute the proxies. Upon request, such banks, brokers, and nominees will be reimbursed for their out-of-pocket expenses in connection therewith. D. F. King has been retained to aid in the overall organization of this proxy solicitation, including the proxy production, mailing, and vote processing. It is anticipated that the costs of such solicitation shall be approximately $100,000. The cost of preparing, assembling, mailing, and transmitting proxy materials and of soliciting proxies on behalf of the Board of Trustees/ Directors will be borne by Liberty.

                            ------------------------

                             PRINCIPAL SHAREHOLDERS

                            ------------------------

As of August 4, 1998, the number of shares of common stock of each Fund outstanding and entitled to vote are as set forth opposite the Fund's name below:

The Crabbe Huson Special Fund, Inc.
Crabbe Huson Small Cap Fund
Crabbe Huson Real Estate Investment Fund
Crabbe Huson Equity Fund
Crabbe Huson Asset Allocation Fund
Crabbe Huson Oregon Tax-Free Fund
Crabbe Huson Income Fund

    As of July 21, 1998, the following are the record owners or are known by the Funds to own beneficially five percent or more of a Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934:

                      THE CRABBE HUSON SPECIAL FUND, INC.

           NAME AND ADDRESS              SHARES OWNED   PERCENTAGE OF FUND
--------------------------------------  --------------  -------------------
Charles Schwab & Co Inc. Special          4,007,500.41           24.92%
Custody A/C
For Benft Cust
101 Montgomery Street
San Francisco, Ca 94104-4122

National Financial Services Corp            924,049.89            5.75%
Attn Mutual Funds
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY 10281-5500

Craig Stuvland, Officer and Director         1,936.413             .01%

James Crabbe, Officer and Director           3,775.614             .02%

R. P. Wollenberg, Director                  14,749.160             .09%

Bob Smith, Director                          1,006.830             .01%

Officers and Directors as a Group           21,468.017             .13%

                          CRABBE HUSON SMALL CAP FUND
                                (PRIMARY CLASS)

           NAME AND ADDRESS              SHARES OWNED   PERCENTAGE OF FUND
--------------------------------------  --------------  -------------------
Hamill & Co. FPB El Paso Electric Co.       305,169.53           12.17%
55 02001 1971100
Mutual Fund Unit 16-Beb-09
PO Box 2558
Houston, TX 77252-8009

Enele & Co Dividend Reinvest                270,276.29           10.78%
1211 SW 5th Ave., Ste 1900
Portland, OR 972044-3719

C/o Delene Powell Dain Rauscher Inc.        177,405.71            7.07%
FBO OR Freeze Dry PSP/Tax Fed Svgs
Hashkenasy W. Impey & P. Unverzagt
Ttees
PO Box 1048
?
Charles Schwab & Co., Inc.                  166,635.06            6.64%
Special Custody A/C
For Benft Cust
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Gary L. Capps, Director                       5,380.20             .21%

Craig Stuvland, Officer and Director         8,384.723             .33%

Directors as a Group                        13,764.923             .54%

                          CRABBE HUSON SMALL CAP FUND
                             (INSTITUTIONAL CLASS)

           NAME AND ADDRESS              SHARES OWNED   PERCENTAGE OF FUND
--------------------------------------  --------------  -------------------
Enele & Co. Dividend Reinvest             1,875,618.34           24.67%
1211 SW 5th Ave., Suite 1900
Portland, OR 97204-3719

AAAA Retirement Fund For Member           1,335,149.55           17.56%
Agencies
Wendy E. Jones Ttee Donald S. Lewis
Ttee
201 Mc Cullough Dr., Suite 100
Charlotte, NC 28262-4345

M&I Trust Co. Tennessee/Crabbe Huson        586,479.91            7.71%
1000 N Water St., 14th Floor
Milwaukee, WI 53202-6648

Union Colony Bank Ttee                      507,855.68            6.68%
Weld County Pension Trust
PO Box 1647
Greeley, CO 80632-1647

Owensboro Mercy Health System, Inc.         499,804.95            6.57%
A/C #3402814000
Greg Carlson & William O. PriceTtee
PO Box 160
Westerville, OH 43086-0160

Charles Schwab & Co., Inc.                  397,987.32            5.23%
Special Custody A/C
For Benft Cust
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

                    CRABBE HUSON REAL ESTATE INVESTMENT FUND

           NAME AND ADDRESS              SHARES OWNED   PERCENTAGE OF FUND
--------------------------------------  --------------  -------------------
Charles Schwab & Co., Inc.                  657,300.01           32.04%
Special Custody A/C
For Benft Cust
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Enele & co. Dividend Reinvest               495,538.20           24.16%
1211 SW 5th Ave., Suite 1900
Portland, OR 97204-3719

R. P. Wollenberg, Director                   2,679.312             .13%

William W. Wyatt, Jr., Director              1,488.366             .07%

Gary L. Capps, Director                       2,451.52             .12%

Richard Huson, Officer and Director            613.194             .03%

Officers and Directors as a Group            7,232.392             .35%

                            CRABBE HUSON EQUITY FUND
                                (PRIMARY CLASS)

           NAME AND ADDRESS              SHARES OWNED   PERCENTAGE OF FUND
--------------------------------------  --------------  -------------------
Charles Schwab & Co., Inc.                5,057,329.26           29.22%
Special Custody A/C
For Benft Cust
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Boston Safe Deposit & Tr Co, Ttee         1,065,256.23            6.15%
FBO Virginia Power Employee Savings
Plan Trust
1 Cabot Rd
Medford MA 02155-5141

National Financial Services Corp            911,543.92            5.27%
FPB Our Customers
Attn Mutual Funds
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY 10281-5500

R. P. Wollenberg, Director                   7,772.847             .04%

Gary L. Capps, Director                       5,622.24             .03%

Richard Huson, Officer and Director           6,588.37             .04%

Craig Stuvland, Officer and Director          5,403.55             .03%

Officers and Directors as a Group           25,387.007             .14%

                            CRABBE HUSON EQUITY FUND
                             (INSTITUTIONAL CLASS)

           NAME AND ADDRESS              SHARES OWNED   PERCENTAGE OF FUND
--------------------------------------  --------------  -------------------
IBEW Local 76 Retirement Trust            1,109,270.09           66.36%
c/o Employee Benefit Administrators
Leroy T. Hare, Ttee
3400 188th St, West
Lynwood, WA 98037-4747

Tulsa & Company                             167,671.49           10.03%
PO Box 3688
Tulsa, OK 74101-3688

Enele & Co. Dividend Reinvest               123,346.22            7.38%
1211 SW 5th Ave., Suite 1900
Portland, OR 97204-3719

Northern Trust Co. as Trustee               101,438.62            6.07%
FBO Brazos Electric Power Pension Plan
PO Box 92956
Chicago, IL 60675-2956

                       CRABBE HUSON ASSET ALLOCATION FUND
                                (PRIMARY CLASS)

           NAME AND ADDRESS              SHARES OWNED   PERCENTAGE OF FUND
--------------------------------------  --------------  -------------------
Charles Schwab & Co., Inc.                  379,315.17            5.85%
Special Custody A/C
For Benft Cust
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Gary L. Capps, Director                      40,544.62             .63%

Richard Huson, Officer and Director           1,604.54             .02%

Craig Stuvland, Officer and Director         13,458.89             .21%

Officers and Directors as a Group            55,608.05             .86%

                       CRABBE HUSON ASSET ALLOCATION FUND
                             (INSTITUTIONAL CLASS)

           NAME AND ADDRESS              SHARES OWNED   PERCENTAGE OF FUND
--------------------------------------  --------------  -------------------
IBEW Local 76 Retirement Trust            1,065,840.02           44.49%
c/o Employee Benefit Administrators
Leroy T. Hare Ttee
3400 188th St West
Lynwood, WA 98037-4747

Klamath Medical Clinic, PC Profit           332,469.28           13.88%
Sharing Plan
Randal A. Machado, MC, Ttee
James F. Novak, MD, Ttee
1905 Main St.
Klamath Falls, OR 97601-2649

Enele & Co. Dividend Reinvest               240,994.78           10.06%
1211 SW 5th Ave., Suite 1900
Portland, OR 97204-3719

Thomas E. Klump, Ttee                       140,801.80            5.88%
Thomas E. Klump, MC, PC Profit Sharing
Plan & Trust
4720 Sunset Ridge Dr.
Klamath Falls, OR 97601-9310

                       CRABBE HUSON OREGON TAX-FREE FUND

           NAME AND ADDRESS              SHARES OWNED   PERCENTAGE OF FUND
--------------------------------------  --------------  -------------------
None

                            CRABBE HUSON INCOME FUND

           NAME AND ADDRESS              SHARES OWNED   PERCENTAGE OF FUND
--------------------------------------  --------------  -------------------
IBAK & Co.                                   98,627.83           16.92%
PO Box 1700
102 South Clinton
Iowa City, IA 52240-4024

Charles Schwab & Co., Inc. Special           69,853.91           11.98%
Custody
A/C for Benft Cust
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Enele & Co. Dividend Reinvest                55,782.42            9.57%
1211 SW 5th Suite 1900
Portland, OR 97204-3719

State Street Bank & Trust Co. Cust for       35,228.21            6.04%
the
Rollover IRA of Wallace E. Smith Jr.
2042 Summit Dr.
Lake Oswego, OR 97034-3624

                                     EXHIBIT A


                        AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION made this ___ day of August, 1998 by and between Crabbe Huson Funds (the "Crabbe Huson Trust"), a Delaware business trust, on behalf of [name of Crabbe Huson fund,] a series of the Crabbe Huson Trust (the "Crabbe Huson Fund"), and Colonial Trust III (the "Colonial Trust"), a Massachusetts business trust, on behalf of [name of Crabbe Huson fund,] a series of the Colonial Trust (the "New Crabbe Huson fund").


WHEREAS, the parties hereto intend to provide for the reorganization of the Crabbe Huson Fund through the acquisition by the New Crabbe Huson Fund of all of the assets, subject to all of the liabilities, of the Crabbe Huson Fund in exchange for shares of beneficial interest, without par value, of the New Crabbe Huson Fund (the "New Crabbe Huson Fund Shares"), the distribution to shareholders of the Crabbe Huson Fund of such New Crabbe Huson Fund Shares, and the liquidation of the Crabbe Huson Fund, all pursuant to the provisions of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").


NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:


1. PLAN OF REORGANIZATION AND LIQUIDATION. (a) The Crabbe Huson Trust, on behalf of the Crabbe Huson Fund, shall assign, sell, convey, transfer and deliver to the New Crabbe Huson Fund at the closing provided for in Section 2 (hereinafter called the "Closing") all of the then existing assets of the Crabbe Huson Fund of every kind and nature. In consideration therefor, the Colonial Trust, on behalf of the New Crabbe Huson Fund, shall at the Closing (i) assume all of the Crabbe Huson Fund's liabilities then existing, whether absolute, accrued, contingent or otherwise, and (ii) deliver to the Crabbe Huson Fund (A) a number of full and fractional Class A New Crabbe Huson Fund Shares (as defined in Paragraph 3(i) below) equal to the number of full and fractional Primary Class shares of the Crabbe Huson Fund ("Retail Crabbe Huson Fund Shares") then outstanding which are held by holders of Retail Crabbe Huson Fund Shares ("Retail Crabbe Huson Fund Shareholders"), and (B) a number of full and fractional Class I New Crabbe Huson Fund Shares (as defined in paragraph 3(i) below) equal to the number of full and fractional Institutional Class shares of the Crabbe Huson Fund ("Institutional Crabbe Huson Fund Shares") then outstanding which are held by holders of Institutional Crabbe Huson Fund Shares ("Institutional Crabbe Huson Fund Shareholders") other than the Retail Crabbe Huson Fund Shareholders. The respective numbers of Retail Crabbe Huson Fund Shares and Institutional Crabbe Huson Fund Shares issued and outstanding and the respective numbers of Class A and Class I New Crabbe Huson Fund Shares to be issued to the Crabbe Huson Fund shall be determined by the transfer agent of the Crabbe Huson Fund (the "Transfer Agent"), as of the close of business on the New York Stock Exchange on the Closing Date (as defined in Section 2 hereof). The determination of the Transfer Agent shall be conclusive and binding on the Crabbe Huson Fund, the New Crabbe Huson Fund and their respective shareholders.


          (b) Upon consummation of the transactions described in paragraph (a) of this Section 1, the Crabbe Huson Trust, on behalf of the Crabbe Huson Fund, shall distribute, in complete liquidation of the Crabbe Huson Fund, (A) pro rata to the Retail Crabbe Huson Fund Shareholders of record as of the Closing Date the Class A New Crabbe Huson Fund Shares received by the Crabbe Huson Fund, and (B) pro rata to the Institutional Crabbe Huson Fund Shareholders of record as of the Closing Date the Class I New Crabbe Huson Fund Shares received by the Crabbe Huson Fund. Such distribution shall be accomplished by the establishment, at the expense of the New Crabbe Huson Fund, (A) of an open account on the records of the New Crabbe Huson Fund in the name of each Retail Crabbe Huson Fund Shareholder representing a number of Class A New Crabbe Huson Fund Shares equal to the number of shares of the Crabbe Huson Fund owned of record by such shareholder at the Closing Date, and (B) of an open account on the records of the Crabbe Huson Fund in the name of each Institutional Crabbe Huson Fund Shareholder representing a number of Class I Fund Shares equal to the number of shares of the Crabbe Huson Fund owned of record by such shareholder at the Closing Date. Certificates, if any, for shares of the Crabbe Huson Fund issued prior to the reorganization and held by Retail Crabbe Huson Fund Shareholders and Institutional Crabbe Huson Fund Shareholders shall represent the same number of outstanding Class A or Class I New Crabbe Huson Fund Shares, respectively, following the reorganization. In the interest of economy and convenience, certificates representing the Crabbe Huson Fund Shares will not be physically issued.


          (c) As promptly as practicable after the Closing Date, the Crabbe Huson Fund shall be terminated pursuant to the provisions of the laws of the State of Delaware, and, after the Closing Date, the Crabbe Huson Fund shall not conduct any business except in connection with its liquidation.


2. CLOSING AND CLOSING DATE. The Closing shall occur at the offices of the Colonial Trust, One Financial Center, 12th floor, Boston,
          Massachusetts 02111 at [        ] Boston time on the first business
          day after the required approval by the shareholders of the Crabbe Huson Fund specified in Section 3(c) hereof and the fulfillment (to the extent not waived) of the other conditions precedent set forth in
          Section 3, or at such later time and date as the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided.


3. CONDITIONS PRECEDENT. The obligation of the Crabbe Huson Trust and the Colonial Trust to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

          (a) the Crabbe Huson Trust and the Colonial Trust shall have received an opinion of Ropes & Gray substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by the Crabbe Huson Fund upon (a) the exchange of any of its assets solely for New Crabbe Huson Fund Shares and the assumption by the New Crabbe Huson Fund of any of the liabilities of the Crabbe Huson Fund or (b) upon the distribution to the Retail Crabbe Huson Fund Shareholders or the Institutional Crabbe Huson Fund Shareholders of the Class A and Class I New Crabbe Huson Fund Shares, respectively;
          (ii) the tax basis of all of the assets of the Crabbe Huson Fund received by the New Crabbe Huson Fund will be, in each instance, the same as the tax basis of such assets in the hands of the Crabbe Huson Fund immediately prior to the transfer; (iii) the New Crabbe Huson Fund's holding period in all of the assets acquired from the Crabbe Huson Fund will include, in each instance, the periods during which such assets were held by the Crabbe Huson Fund; (iv) no gain or loss will be recognized by the New Crabbe Huson Fund upon the receipt of any of the assets of the Crabbe Huson Fund solely in exchange for New Crabbe Huson Fund Shares and the assumption by the New Crabbe Huson Fund of any of the liabilities of the Crabbe Huson Fund; (v) no gain or loss will be recognized by the shareholders of the Crabbe Huson Fund upon the receipt of the New Crabbe Huson Fund Shares solely in exchange for their shares in the Crabbe Huson Fund as part of the transaction; (vi) the basis of the New Crabbe Huson Fund Shares received by the shareholders of the Crabbe Huson Fund will be, in each instance, the same as the basis of the shares of the Crabbe Huson Fund exchanged therefor; and (vii) the holding period of the New Crabbe Huson Fund Shares received by the shareholders of the Crabbe Huson Fund will include, in each instance, the holding period of the shares of the Crabbe Huson Fund exchanged therefor, provided that at the time of the exchange the shares of the Crabbe Huson Fund were held as capital assets; and as to such other matters as the Crabbe Huson Trust and the Colonial Trust may reasonably request;


          (b) This Agreement and Plan of Reorganization and the reorganization contemplated hereby shall have been approved by the Board of Trustees of the Crabbe Huson Trust and by the Board of Trustees of the Colonial Trust, and shall have been recommended for approval to the shareholders of the Crabbe Huson Fund by the Board of Trustees of the Crabbe Huson Trust;


          (c) This Agreement and Plan of Reorganization and the reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of a majority of the outstanding shares of the Crabbe Huson Fund, as defined in the Investment Company Act of 1940 (the "1940 Act") [or two-thirds of the outstanding shares for the Special Fund];


          (d) The Colonial Trust on behalf of the New Crabbe Huson Fund shall have entered into an Investment Management Agreement with Acquisition Corp., and such Agreement shall have been approved by the Board of Trustees of the Colonial Trust and, to the extent required by law, by the Board of Trustees of the Colonial Trust who are not "interested persons" of the Colonial Trust as defined in the 1940 Act (the "Independent Trustees"), as well as by the shareholders of the New Crabbe Huson Fund (it being understood that the Crabbe Huson Fund, as sole shareholder of the New Crabbe Huson Fund prior to the consummation of the reorganization, hereby agrees and is authorized to vote for such approval);

          (e) The Colonial Trust, on behalf of the New Crabbe Huson Fund, shall have entered into a Distributor's Contract, including distribution plans (the "Rule 12b-1 Plans") adopted for Class A, B and C [no B and C share classes for Income Fund] shares of the New Crabbe Huson Fund pursuant to Rule 12b-1 of the rules and regulations under the 1940 Act, with Liberty Funds Distributor, Inc., and such Contract (including the Plans) shall have been approved by the Board of Trustees of the Colonial Trust and, to the extent required by law, by the Independent Trustees of the Colonial Trust;

          (f) The Colonial Trust, on behalf of the New Crabbe Huson Fund, shall have entered into a Transfer Agency Agreement with Colonial Investors Service Center, Inc., and such Agreement shall have been approved by the Board of Trustees of the Colonial Trust and, to the extent required by law, by the Independent Trustees of the Colonial Trust;

          (g) The Class A New Crabbe Huson Fund Shares shall have been designated by the Board of Trustees of the Colonial Trust as a separate class of shares of beneficial interest in the New Crabbe Huson Fund which shall be subject to an asset-based service charge under the Rule 12b-1 Plan for such Class A shares of up to 0.25% per annum and shall not be subject to any deferred sales charge on redemption, and additional Class A shares may be purchased by Retail Crabbe Huson Fund Shareholders without a sales charge
          [Income Fund to be closed to new and existing shareholders]; the Class I New Crabbe Huson Fund Shares shall have been designated by the Board of Trustees of the Colonial Trust as a separate class of shares of beneficial interest in the New Crabbe Huson Fund which shall not be subject to any asset-based service charge or distribution fee under Rule 12b-1 of the rules and regulations under the 1940 Act and shall not be subject to any deferred sales charge on redemption, and additional Class I shares may be purchased by the Institutional Crabbe Huson Fund Shareholders without a sales charge [Income Fund to be closed to new and existing shareholders]; and

          (h) The transactions contemplated by the Asset Acquisition Agreement dated June 10, 1998 among The Crabbe Huson Group, Inc., James E. Crabbe, Richard F. Huson, Liberty Financial Companies, Inc. and LFC Acquisition Corp. shall have been consummated.

At any time prior to the Closing, any of the foregoing conditions other than that set forth in (l) above may be waived jointly by the Board of Trustees of the Crabbe Huson Trust and the Board of Trustees of the Colonial Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Crabbe Huson Fund and the New Crabbe Huson Fund. If the transactions contemplated by this Agreement and Plan of

Reorganization have not been substantially completed by December 31, 1998, this Agreement and Plan of Reorganization shall automatically terminate on that date unless a later date is agreed to by both the Crabbe Huson Trust and the Colonial Trust acting by their respective Boards of Trustees.

4. AMENDMENT. This Agreement may be amended at any time by the joint action of the Board of Trustees of the Crabbe Huson Trust and the Board of Trustees of the Colonial Trust, notwithstanding approval thereof by the shareholders of the Crabbe Huson Fund, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the Crabbe Huson Fund or the New Crabbe Huson Fund.

5. TERMINATION. The Board of Trustees of the Crabbe Huson Trust and the Board of Trustees of the Colonial Trust may jointly terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Crabbe Huson Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Agreement inadvisable.

6. NO BROKER'S OR FINDER'S FEE. The Crabbe Huson Trust and the Colonial Trust each represent that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's, finder's or other similar fee or commission from the Crabbe Huson Trust or the Colonial Trust arising out of the transactions contemplated by this Agreement and Plan of Reorganization.

7. NO SURVIVAL OF COVENANTS AND AGREEMENTS. The covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Section 1(c).

8. RELIANCE. All covenants and agreements made under this Agreement and Plan of Reorganization shall be deemed to have been material and relied upon by each of the parties notwithstanding any investigation made by such party or on its behalf.

9. NOTICES. All notices required or permitted under this Agreement and Plan of Reorganization shall be given in writing (i) to the Crabbe Huson Trust at 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, and (ii) to the Colonial Trust at One Financial Center, Boston, Massachusetts 02111, or at such other place as shall be specified in a written notice given by either party to the other party to this Agreement and Plan of Reorganization, and shall be validly given if mailed by first class mail, postage prepaid.

10. EXPENSES. The Crabbe Huson Fund and the New Crabbe Huson Fund shall each bear their own expenses relating to the reorganization contemplated hereby to the extent such expenses are not paid by others, provided, however, that if the reorganization is consummated such expenses of the Crabbe Huson Fund, to the extent not paid by others, shall be assumed and borne by the New Crabbe Huson Fund.

11. MISCELLANEOUS PROVISIONS. This Agreement and Plan of Reorganization shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts. It is executed in several counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement. A copy of the document establishing the Colonial Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Colonial Trust individually, but only upon the assets of the New Crabbe Huson Fund.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement and Plan of Reorganization to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                      CRABBE HUSON FUNDS
                                      (on behalf of [name of Crabbe Huson Fund])




                                      By:
                                        ----------------------------------------
                                                Name:
                                                Title:




                                      COLONIAL TRUST III
                                      (on behalf name of Crabbe Huson  Fund])



                                      By:
                                        ----------------------------------------
                                               Name:
                                               Title:

                                     EXHIBIT B


                          INVESTMENT MANAGEMENT AGREEMENT


AGREEMENT dated as of ________________ between COLONIAL TRUST III, a Massachusetts business trust (Trust), with respect to CRABBE HUSON ________________ FUND (Fund), and THE CRABBE HUSON GROUP, INC., a
_____________ corporation (Adviser).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Adviser will manage the investment of the assets of the fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The adviser may delegate its investment responsibilities to a sub-adviser.

2.   In carrying out its investment management obligations, the Adviser shall:

          (a) Evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable;

          (b) Purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and

          (c)  Report results to the Board of Trustees of the Trust.

The Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

3. The Fund shall pay the Adviser monthly a fee at the annual rate of ___% of the average daily net assets of the Fund.

4. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Adviser's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Adviser may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expenses limitation the Adviser declares to be effective.

5.   This Agreement shall become effective as of the date of its execution, and

          (a) Unless otherwise terminated, shall continue until two years from its date of execution and from year to year thereafter so long as approved annually in accordance with the 1940 Act;

          (b) May be terminated without penalty on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund;

          (c)  Shall automatically terminate in the event of its assignment; and

          (d) May be terminated without penalty by the Adviser on sixty days' written notice to the Trust.

6.   This Agreement may be amended in accordance with the 1940 Act.

7. For purposes of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

                                   COLONIAL TRUST III on behalf of
                                   CRABBE HUSON ____________ FUND

                                   By ___________________________
                                   Title: _______________________

                                   THE CRABBE HUSON GROUP INC.

                                   By ___________________________
                                   Title: _______________________

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers no as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                     EXHIBIT C

                     NEW CRABBE HUSON FUNDS INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Each Fund may:

1. Borrow from banks, other affiliated funds and other persons to the extent permitted by applicable law, provided that a Fund's borrowings shall not 3xceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets;

4. Underwrite securities issued by others only when disposing of portfolio securities;

5. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements; and

6. Not concentrate more than 25% (not applicable to the Real Estate Fund) of its total assets in any one industry or with respect to 75% of the Fund's assets (not applicable to the Oregon Tax-Free Fund), purchase the securities of any issuer (other than the obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer, except that the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

1. Have a short sales position, unless the Fund owns, or owns rights (exercisable without payment) to acquire an equal amount of securities; and

2.   Invest more than 15% of its net assets in illiquid assets.

                                      EXHIBIT D

                         DIRECTORS OF NEW CRABBE HUSON FUNDS


                                           Principal Occupation
     Name and Address                      During Past Five Years
     ----------------                      ----------------------

 Robert J. Birnbaum                   Consultant (formerly Special Counsel,
 313 Bedford Road                     Dechert Price & Rhoads from September,
 Ridgewood, NJ 07450                  1988 to December, 1993, President, New
 Age:  70                             York Stock Exchange from May, 1985 to
                                      June, 1988, President, American Stock
                                      Exchange, Inc. from 1977 to May, 1985).

 Tom Bleasdale                        Retired (formerly Chairman of the Board
 11 Carriage Way                      and Chief Executive Officer, Shore Bank &
 Danvers, MA 01923                    Trust Company from 1992-1993), is a
 Age:  67                             Director of The Empire Company since
                                      June, 1995.

 Lora S. Collins                      Attorney (formerly Attorney, Kramer,
 1175 Hill Road                       Levin, Naftalis & Frankel from September,
 Southold, NY 11971                   1986 to November, 1996).
 Age: 62

 James E. Grinnell                    Private Investor since November, 1988.
 22 Harbor Avenue
 Marblehead, MA 01945
 Age:  68

 Richard W. Lowry                     Private Investor since August, 1987.
 10701 Charleston Drive
 Vero Beach, FL 32963
 Age:  61

 William E. Mayer                     Partner, Development Capital, LLC
 500 Park Avenue, 5th Floor           (formerly Dean, College of Business and
 New York, NY 10022                   Management, University of Maryland from
 Age:  57                             October, 1992 to November, 1996, Dean,
                                      Simon Graduate School of Business,
                                      University of Rochester from October,
                                      1991 to July, 1992).


 James L. Moody, Jr.                  Retired (formerly Chairman of the Board,
 16 Running Tide Road                 Hannaford Bros. Co. from May, 1984 to
 Cape Elizabeth, ME 04107             May, 1997, and Chief Executive Officer,
 Age:  66                             Hannaford Bros. Co. from May, 1973 to
                                      May, 1992).

 John J. Neuhauser                    Dean, Boston College School of Management
 140 Commonwealth Avenue              since September, 1977.
 Chestnut Hill, MA 02167
 Age:  54


 Robert L. Sullivan                   Retired Partner, KPMG Peat Marwick LLP
 7121 Natelli Woods Lane
 Bethesda, MD 20817
 Age:  70


The Board of Trustees has 6 standing committees; governance, audit, advisory fees and expenses, transfer agency, trading oversight/brokerage and compensation. Each Trustee serves on 3 committees.

PROXY                                                                    PROXY
                         THE CRABBE HUSON SPECIAL FUND, INC.
                                     (the "Fund")

                                Joint Special Meeting
                                 September 30, 1998
                              at 3:00 p.m., Pacific Time
                         The Benson Hotel, 309 S.W. Broadway
                               Portland, Oregon 97205


The undersigned shareholder hereby appoints Richard S. Huson and Craig P. Stuvland, or either of them, proxies for the undersigned to vote on behalf of the shareholder at the joint special meeting of the shareholders of The Crabbe Huson Special Fund, Inc., Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund, and Crabbe Huson Income Fund, and any adjournment thereof, to be held at 3:00 p.m., Pacific Time, September 30, 1998, The Benson Hotel, 309 S.W. Broadway, Portland, Oregon 97205, on the proposals described in the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement for said meeting.

(1) To approve or disapprove an Agreement and Plan of Reorganization for each Fund. Under each Agreement and Plan of Reorganization, (i) all of the assets and liabilities of the Fund would be transferred to a new series of the Colonial Trust III, a Massachusetts business trust (the "Trust"); (ii) shareholders of the Fund would receive an equal amount of shares in the Crabbe Huson Special Fund, a series of the Trust, in exchange for their shares of the Fund; and (iii) the Fund would then be liquidated and dissolved.

                  FOR [  ]       AGAINST [  ]        WITHHOLD [  ]

              PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                           POSTAGE-PAID ENVELOPE PROVIDED

     The Proxy is solicited by the Board of Directors of the Fund and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast FOR proposal No. 1. Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.



                    x
                     ---------------------------------------

                    x
                     ---------------------------------------
                         Sign here as name(s) appear at left.


                       Date                   , 199
                            -------------------    --

PROXY                                                                    PROXY
                             CRABBE HUSON SMALL CAP FUND
                                     (the "Fund")

                                Joint Special Meeting
                                 September 30, 1998
                              at 3:00 p.m., Pacific Time
                         The Benson Hotel, 309 S.W. Broadway
                               Portland, Oregon 97205


The undersigned shareholder hereby appoints Richard S. Huson and Craig P. Stuvland, or either of them, proxies for the undersigned to vote on behalf of the shareholder at the joint special meeting of the shareholders of The Crabbe Huson Special Fund, Inc., Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund, and Crabbe Huson Income Fund, and any adjournment thereof, to be held at 3:00 p.m., Pacific Time, September 30, 1998, The Benson Hotel, 309 S.W. Broadway, Portland, Oregon 97205, on the proposals described in the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement for said meeting.

(1) To approve or disapprove an Agreement and Plan of Reorganization for each Fund. Under each Agreement and Plan of Reorganization, (i) all of the assets and liabilities of the Fund would be transferred to a new series of the Colonial Trust III, a Massachusetts business trust (the "Trust"); (ii) shareholders of the Fund would receive an equal amount of shares in the Crabbe Huson Small Cap Fund, a series of the Trust, in exchange for their shares of the Fund; and (iii) the Fund would then be liquidated and dissolved.

                  FOR [  ]       AGAINST [  ]        WITHHOLD [  ]

              PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                           POSTAGE-PAID ENVELOPE PROVIDED

     The Proxy is solicited by the Board of Trustees of the Fund and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast FOR Proposal No. 1. Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.


                    x
                     ---------------------------------------

                    x
                     ---------------------------------------
                         Sign here as name(s) appear at left.


                       Date                   , 199
                            -------------------    --

PROXY                                                                    PROXY
                       CRABBE HUSON REAL ESTATE INVESTMENT FUND
                                     (the "Fund")

                                Joint Special Meeting
                                 September 30, 1998
                              at 3:00 p.m., Pacific Time
                         The Benson Hotel, 309 S.W. Broadway
                               Portland, Oregon 97205


The undersigned shareholder hereby appoints Richard S. Huson and Craig P. Stuvland, or either of them, proxies for the undersigned to vote on behalf of the shareholder at the joint special meeting of the shareholders of The Crabbe Huson Special Fund, Inc., Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund, and Crabbe Huson Income Fund, and any adjournment thereof, to be held at 3:00 p.m., Pacific Time, September 30, 1998, The Benson Hotel, 309 S.W. Broadway, Portland, Oregon 97205, on the proposals described in the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement for said meeting.

(1) To approve or disapprove an Agreement and Plan of Reorganization for each Fund. Under each Agreement and Plan of Reorganization, (i) all of the assets and liabilities of the Fund would be transferred to a new series of the Colonial Trust III, a Massachusetts business trust (the "Trust"); (ii) shareholders of the Fund would receive an equal amount of shares in the Crabbe Huson Real Estate Investment Fund, a series of the Trust, in exchange for their shares of the Fund; and (iii) the Fund would then be liquidated and dissolved.

                  FOR [  ]       AGAINST [  ]        WITHHOLD [  ]


              PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                           POSTAGE-PAID ENVELOPE PROVIDED

     The Proxy is solicited by the Board of Trustees of the Fund and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast FOR Proposal No. 1. Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.


                    x
                     ---------------------------------------

                    x
                     ---------------------------------------
                         Sign here as name(s) appear at left.


                       Date                   , 199
                            -------------------    --

PROXY                                                                    PROXY
                               CRABBE HUSON EQUITY FUND
                                     (the "Fund")

                                Joint Special Meeting
                                 September 30, 1998
                              at 3:00 p.m., Pacific Time
                         The Benson Hotel, 309 S.W. Broadway
                               Portland, Oregon 97205


The undersigned shareholder hereby appoints Richard S. Huson and Craig P. Stuvland, or either of them, proxies for the undersigned to vote on behalf of the shareholder at the joint special meeting of the shareholders of The Crabbe Huson Special Fund, Inc., Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund, and Crabbe Huson Income Fund, and any adjournment thereof, to be held at 3:00 p.m., Pacific Time, September 30, 1998, The Benson Hotel, 309 S.W. Broadway, Portland, Oregon 97205, on the proposals described in the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement for said meeting.

(1) To approve or disapprove an Agreement and Plan of Reorganization for each Fund. Under each Agreement and Plan of Reorganization, (i) all of the assets and liabilities of the Fund would be transferred to a new series of the Colonial Trust III, a Massachusetts business trust (the "Trust"); (ii) shareholders of the Fund would receive an equal amount of shares in the Crabbe Huson Equity Fund, a series of the Trust, in exchange for their shares of the Fund; and (iii) the Fund would then be liquidated and dissolved.

                  FOR [  ]       AGAINST [  ]        WITHHOLD [  ]


              PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                           POSTAGE-PAID ENVELOPE PROVIDED

     The Proxy is solicited by the Board of Trustees of the Fund and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast FOR Proposal No. 1. Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.


                    x
                     ---------------------------------------

                    x
                     ---------------------------------------
                         Sign here as name(s) appear at left.


                       Date                   , 199
                            -------------------    --

PROXY                                                                    PROXY
                          CRABBE HUSON ASSET ALLOCATION FUND
                                     (the "Fund")

                                Joint Special Meeting
                                 September 30, 1998
                              at 3:00 p.m., Pacific Time
                         The Benson Hotel, 309 S.W. Broadway
                               Portland, Oregon 97205


The undersigned shareholder hereby appoints Richard S. Huson and Craig P. Stuvland, or either of them, proxies for the undersigned to vote on behalf of the shareholder at the joint special meeting of the shareholders of The Crabbe Huson Special Fund, Inc., Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund, and Crabbe Huson Income Fund, and any adjournment thereof, to be held at 3:00 p.m., Pacific Time, September 30, 1998, The Benson Hotel, 309 S.W. Broadway, Portland, Oregon 97205, on the proposals described in the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement for said meeting.

(1) To approve or disapprove an Agreement and Plan of Reorganization for each Fund. Under each Agreement and Plan of Reorganization, (i) all of the assets and liabilities of the Fund would be transferred to a new series of the Colonial Trust III, a Massachusetts business trust (the "Trust"); (ii) shareholders of the Fund would receive an equal amount of shares in the Crabbe Huson Asset Allocation Fund, a series of the Trust, in exchange for their shares of the Fund; and (iii) the Fund would then be liquidated and dissolved.

                  FOR [  ]       AGAINST [  ]        WITHHOLD [  ]


              PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                           POSTAGE-PAID ENVELOPE PROVIDED

     The Proxy is solicited by the Board of Trustees of the Fund and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast FOR Proposal No. 1. Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.


                    x
                     ---------------------------------------

                    x
                     ---------------------------------------
                         Sign here as name(s) appear at left.


                       Date                   , 199
                            -------------------    --

PROXY                                                                    PROXY
                          CRABBE HUSON OREGON TAX-FREE FUND
                                     (the "Fund")

                                Joint Special Meeting
                                 September 30, 1998
                              at 3:00 p.m., Pacific Time
                         The Benson Hotel, 309 S.W. Broadway
                               Portland, Oregon 97205


The undersigned shareholder hereby appoints Richard S. Huson and Craig P. Stuvland, or either of them, proxies for the undersigned to vote on behalf of the shareholder at the joint special meeting of the shareholders of The Crabbe Huson Special Fund, Inc., Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund, and Crabbe Huson Income Fund, and any adjournment thereof, to be held at 3:00 p.m., Pacific Time, September 30, 1998, The Benson Hotel, 309 S.W. Broadway, Portland, Oregon 97205, on the proposals described in the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement for said meeting.

(1) To approve or disapprove an Agreement and Plan of Reorganization for each Fund. Under each Agreement and Plan of Reorganization, (i) all of the assets and liabilities of the Fund would be transferred to a new series of the Colonial Trust III, a Massachusetts business trust (the "Trust"); (ii) shareholders of the Fund would receive an equal amount of shares in the Crabbe Huson Oregon Tax-Free Fund, a series of the Trust, in exchange for their shares of the Fund; and (iii) the Fund would then be liquidated and dissolved.

                  FOR [  ]       AGAINST [  ]        WITHHOLD [  ]

              PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                           POSTAGE-PAID ENVELOPE PROVIDED

     The Proxy is solicited by the Board of Trustees of the Fund and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast FOR Proposal No. 1. Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.


                    x
                     ---------------------------------------

                    x
                     ---------------------------------------
                         Sign here as name(s) appear at left.


                       Date                   , 199
                            -------------------    --

PROXY                                                                    PROXY
                               CRABBE HUSON INCOME FUND
                                     (the "Fund")

                                Joint Special Meeting
                                 September 30, 1998
                              at 3:00 p.m., Pacific Time
                         The Benson Hotel, 309 S.W. Broadway
                               Portland, Oregon 97205


The undersigned shareholder hereby appoints Richard S. Huson and Craig P. Stuvland, or either of them, proxies for the undersigned to vote on behalf of the shareholder at the joint special meeting of the shareholders of The Crabbe Huson Special Fund, Inc., Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund, and Crabbe Huson Income Fund, and any adjournment thereof, to be held at 3:00 p.m., Pacific Time, September 30, 1998, The Benson Hotel, 309 S.W. Broadway, Portland, Oregon 97205, on the proposals described in the Notice of Joint Special Meeting of Shareholders and the accompanying Joint Proxy Statement for said meeting.

(1) To approve or disapprove an Agreement and Plan of Reorganization for each Fund. Under each Agreement and Plan of Reorganization, (i) all of the assets and liabilities of the Fund would be transferred to a new series of the Colonial Trust III, a Massachusetts business trust (the "Trust"); (ii) shareholders of the Fund would receive an equal amount of shares in the Crabbe Huson Income Fund, a series of the Trust, in exchange for their shares of the Fund; and (iii) the Fund would then be liquidated and dissolved.

                  FOR [  ]       AGAINST [  ]        WITHHOLD [  ]


              PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                           POSTAGE-PAID ENVELOPE PROVIDED

     The Proxy is solicited by the Board of Trustees of the Fund and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast FOR Proposal No. 1. Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.


                    x
                     ---------------------------------------

                    x
                     ---------------------------------------
                         Sign here as name(s) appear at left.


                       Date                   , 199
                            -------------------    --